UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

M&T BANK CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

M&T Bank Corporation vote Online Go to www.envisionreports.com/MTB or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 a.m., EDT, on April 21, 2020. (Voting must be completed by 11:00 a.m., EDT, on April 17, 2020 for the Retirement Savings Plan and Unvested Restricted Common Stock.) Notice of Annual Meeting of Shareholders Important Notice Regarding the Availability of Proxy Materials for the M&T Bank Corporation Annual Meeting of Shareholders to be Held on Tuesday, April 21, 2020. + Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Message to Shareholders, and Form 10-K are available at: www.envisionreports.com/MTB Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/MTB. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 11, 2020 to facilitate timely delivery. 2NOT 036X2E

Notice of Annual Meeting of Shareholders M&T Bank Corporation's Annual Meeting of Shareholders will be held at One M&T Plaza, Buffalo, New York 14203, on Tuesday, April 21, 2020, at 11:00 a.m., EDT. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors of M&T Bank Corporation recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3: 1. TO ELECT 17 DIRECTORS FOR ONE-YEAR TERMS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED. 01 - C. Angela Bontempo 02 - Robert T. Brady 03 - T. Jefferson Cunningham III 04 - Gary N. Geisel 05 - Richard S. Gold 06 - Richard A. Grossi 07 - John D. Hawke, Jr. 08 - René F. Jones 09 - Richard H. Ledgett, Jr. 10 - Newton P.S. Merrill 11 - Kevin J. Pearson 12 - Melinda R. Rich 13 - Robert E. Sadler, Jr. 14 - Denis J. Salamone 15 - John R. Scannell 16 - David S. Scharfstein 17 - Herbert L. Washington 2. TO APPROVE THE COMPENSATION OF M&T BANK CORPORATION’S NAMED EXECUTIVE OFFICERS. 3. TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF M&T BANK CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2020. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please refer to the proxy statement for instructions. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/MTB. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials M&T Bank Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 11, 2020.